UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2023

FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)

281	949-2500
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 1, 2023, the Board of Directors (the “Board”) of Forum Energy Technologies, Inc. (the “Company) appointed Ms. Leslie A. Beyer, as a member of the Board. Ms. Beyer will serve as member of the Nominating, Governance and Sustainability Committee and be subject to election as a Class I director at the 2025 Annual Meeting of Stockholders. Ms. Beyer and the Company have entered into the Company’s standard form indemnification agreement. In addition, Ms. Beyer will receive compensation consistent with that provided to the Company’s other non-employee directors, including an award of restricted stock units equal to approximately $150,000. There is no arrangement or understanding between Ms. Beyer and any other persons pursuant to which she was selected as a director. The Company is not aware of any transaction in which Ms. Beyer has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In addition, in furtherance of the Company’s previously reported management transition that began in February 2022, on December 1, 2023, the Board of Directors agreed with Mr. C. Christopher Gaut, Executive Chairman of the Board, that he will transition to serve as Chairman of the Board on January 1, 2024. With effect at such time, Mr. Gaut will cease to be an executive officer of the Company. Mr. Gaut will receive compensation consistent with that provided to the Company’s other non-employee directors as well as an annual $100,000 fee for his services as Chairman and subsidized group health plan premium coverage.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2023	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary